POWER OF ATTORNEY


     The undersigned Trustee of TFS Capital Investment Trust, an Ohio business trust, hereby constitutes and appoints W. Lee H. Dunham, John F. Splain and Wade Bridge, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 2004.



                                            /s/ Merle C. Hazelton
                                            -----------------------------
                                            Merle C Hazelton

                                POWER OF ATTORNEY


     The undersigned Trustee of TFS Capital Investment Trust, an Ohio business trust, hereby constitutes and appoints W. Lee H. Dunham, John F. Splain and Wade Bridge, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 2004.



                                            /s/ Mark J. Malone
                                            -----------------------------
                                            Mark J. Malone

                                POWER OF ATTORNEY


     The undersigned Trustee of TFS Capital Investment Trust, an Ohio business trust, hereby constitutes and appoints W. Lee H. Dunham, John F. Splain and Wade Bridge, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 2004.



                                            /s/ Brian O'Connell
                                            -----------------------------
                                            Brian O'Connell

                                POWER OF ATTORNEY


     The undersigned Trustee of TFS Capital Investment Trust, an Ohio business trust, hereby constitutes and appoints W. Lee H. Dunham, John F. Splain and Wade Bridge, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 2004.



                                            /s/ Thomas M. Frederick
                                            -----------------------------
                                            Thomas M. Frederick

                                POWER OF ATTORNEY


     The undersigned Trustee of TFS Capital Investment Trust, an Ohio business trust, hereby constitutes and appoints W. Lee H. Dunham, John F. Splain and Wade Bridge, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 2004.



                                            /s/ Larry J. Sabato
                                            -----------------------------
                                            Larry J. Sabato

                                POWER OF ATTORNEY


     The undersigned Trustee of TFS Capital Investment Trust, an Ohio business trust, hereby constitutes and appoints W. Lee H. Dunham, John F. Splain and Wade Bridge, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 2004.



                                            /s/ Larry S. Eiben
                                            -----------------------------
                                            Larry S. Eiben